EXCLUSIVE EQUITY INTEREST PURCHASE AGREEMENT

This Exclusive Equity Interest Purchase Agreement (hereinafter referred to as “Agreement”) is entered into by and among the following parties effective in Weifang, Shandong Province, People’s Republic of China (hereinafter referred to as the “PRC”) as of February 1, 2011.

Party A:	Beijing Binhai Yintai Technology Co., Ltd., a wholly foreign-owned enterprise duly established and validly existing under the laws of the PRC.
Registered Address: Room 2006, Floor 20, Qingyun Dangdai Plaza, Building 9 of Mantingfangyuan Community, Qingyunli, Haidian District, Beijing, PRC.

Party B:	(1) YANG Chunbin, a citizen of the PRC.
ID No. 370703196303303016
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(2) SUN Tongjiang, a citizen of the PRC.
PRC Passport No. 370206196901121652
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(3) LIU Shangxue, a citizen of the PRC.
ID No. 370703195303183056
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(4) CUI Xiusheng, a citizen of the PRC.
ID No. 370703196209223036
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(5) LU Junyou, a citizen of the PRC.
ID No. 370703195507083030
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(6) WANG Yunyu, a citizen of the PRC.
ID No. 370703195208153019
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(7) MU Zuolei, a citizen of the PRC.
ID No. 370703197410270058
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(8) MU Sisheng, a citizen of the PRC.
ID No. 370703195606183053
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(9) HOU Junhua, a citizen of the PRC.
ID No. 370703196712244133
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(10) CUI Huabei, a citizen of the PRC.
ID No. 370703196206143014
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(11) XU Xiuzhi, a citizen of the PRC.
ID No. 370703196104020881
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(12) XU Dayong, a citizen of the PRC.
ID No. 37070319630813301X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(13) WANG Bintang, a citizen of the PRC.
ID No. 370703195708043019
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(14) LIU Zhixia, a citizen of the PRC.
ID No. 370703196411143048
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(15) CUI Tongjing, a citizen of the PRC.
ID No. 370703196201203030
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(16) XU Shigang, a citizen of the PRC.
ID No. 370703197212180051
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(17) CUI Tonglin, a citizen of the PRC.
ID No. 370703195508253011
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(18) XU Jieguo, a citizen of the PRC.
ID No. 370703195503163519
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(19) WANG Chuanqiang, a citizen of the PRC.
ID No. 370703197009282280
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(20) Sun Zhipeng, a citizen of the PRC.
ID No. 37070319630207301X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(21) SHEN Zhaofa, a citizen of the PRC.
ID No. 37070319710211351X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(22) LU Junping, a citizen of the PRC.
ID No. 370703196406193139
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(23) XU Jiechang, a citizen of the PRC.
ID No. 370703196304253575
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(24) ZHU Yuanhong, a citizen of the PRC.
ID No. 370728196808232871
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(25) ZHU Jiuquan, a citizen of the PRC.
ID No. 370703197208020012
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(26) LIN Chunhui, a citizen of the PRC.
ID No. 37070319730618001X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(27) CUI Zhuande, a citizen of the PRC.
ID No. 37070319650312301X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(28) WANG Xinhua, a citizen of the PRC.
ID No. 370703196903083010
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(29) ZHU Linsheng, a citizen of the PRC.
ID No. 32052119661129701X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(30) WU Jincai, a citizen of the PRC.
ID No. 37070319640820302X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(31) YANG Xiaoyang, a citizen of the PRC.
ID No. 370703199001070329
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(32) YANG Chunxiang, a citizen of the PRC.
ID No. 370703197303280015
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(32) ZHU Xiaolei, a citizen of the PRC.
ID No. 110105198404023639
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(The thirty-three persons aforementioned are collectively referred to as “Party B”)

Party C:	Shandong Haiwang Chemical Stock Co., Ltd., a joint stock company duly established and validly existing under the laws of the PRC.
Registered Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC。

WHEREAS, Party B currently holds a 100% equity interest in Party C (the “Equity Interest”);

WHEREAS, Party C and Party A have entered into an Exclusive Technical Consulting and Service Agreement and other agreements.

NOW, THEREFORE, intending to be bound hereby and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

TRANSFER OF EQUITY INTEREST

1.1	Grant of Purchase Right

Party B hereby irrevocably grants Party A the exclusive right to purchase or designate one or more persons (hereinafter referred to as “Specified Person”) to purchase all or any portion of the Equity Interest from Party B, subject to compliance with legal restrictions under applicable PRC laws (hereinafter referred to as “Purchase Right”). Party B shall not sell or transfer all or any portion of the Equity Interest to any party other than Party A and/or the Specified Person. Party C hereby acknowledges that Party B may grant the Purchase Right to Party A, and the other shareholders of Party C have already agreed to waive any rights to acquire the Equity Interest of Party C from Party B and such shareholders have executed the Announcement Letter to waive their pre-emptive rights (attached as Appendices).  As used in this Agreement, the term “person” refers to an individual, corporation, joint enterprise, partnership, enterprise, trust or non-corporation organization.

1.2	Steps for Exercise of the Purchase Right

Compliance with PRC laws and regulations are conditions precedent to exercise of the Purchase Right by Party A. To the extent Party A wishes to exercise the Purchase Right, it shall issue a written notice (hereinafter referred to as “Purchase Notice”) to Party B, and the Purchase Notice shall state: (a) that Party A intends to exercise the Purchase Right; (b) the percentage of the Equity Interest to be purchased therewith; and (c) the effective date or transfer date.

1.3	Consideration for the Equity Interest

The transfer fee (hereinafter referred to as “Transfer Fee”) payable by Party A shall be equal to the value of the net assets of Party C on December 31, 2010, as determined by the assets evaluation institution retained by Party A.

1.4	Transfer of the Equity Interest

Each time Party A exercises the Purchase Right:

1.4.1
Party B shall ensure that Party C timely convenes a shareholders’ meeting at which the shareholders of Party C shall pass resolutions providing that Party B may transfer the Equity Interest to Party A or the Specified Person.

1.4.2
Party B and Party A (or, if applicable, Specified Person) shall enter into an equity transfer contract relating to the Equity Interest pursuant to this Agreement and the Purchase Notice (hereinafter referred to as “Equity Transfer Contract”).

1.4.3
The Parties shall execute all other necessary agreements or documents, obtain all necessary government approvals and consents, and take all necessary actions to legally transfer the ownership of the Equity Interest to Party A or the Specified Person and ensure that Party A or the Specified Person will be the registered owner of the Equity Interest.  The Equity Interest shall be free from any Security Interest (as defined below).  For the purpose of this Agreement, the term “Security Interest” shall include any guarantee, mortgage, third party right or interest, purchase right, preemption right, offset right, ownership withholding right or other security arrangement, but shall exclude any security interest granted pursuant to this Agreement or the Equity Interest Pledge Agreement entered into by and between Party A and Party B effective as of February 1, 2011 (hereinafter referred to as “Equity Interest Pledge Agreement”).  Pursuant to the Equity Interest Pledge Agreement, Party B shall pledge all the equity possessed by Party B in Party C to Party A as guaranty of the fees payable pursuant to the Exclusive Technical and Consulting Service Agreement entered into by and between Party C and Party A effective as of February 1, 2011 (hereinafter referred to as “Exclusive Technical and Consulting Service Agreement”).

1.5	Payment for the Equity Interest

1.5.1	Party A shall pay the Transfer Fee to Party B in accordance with the terms of Article 1.3.

ARTICLE II

COVENANTS RELATING TO THE EQUITY INTEREST

2.1	Covenants of Party C

2.1.1
Without the written consent of Party A, Party C shall not supplement, amend or modify any provisions of the constitutional documents of Party C and will not otherwise increase or reduce its registered capital or change its equity structure in any way.

2.1.2	Party C shall remain in good standing, and prudently and efficiently operate its business and corporate affairs in accordance with commercial standards and practice.

2.1.3
Without the prior written consent of Party A, Party C shall not sell, transfer, mortgage or dispose of any of its assets, business or beneficial rights, or allow the creation of any Security Interest or other encumbrance upon its assets.

2.1.4
Without the prior written consent of Party A, Party C shall not incur or guaranty any debt, or permit the existence of any debt, other than (i) debt that is incurred during the course of normal business operations (excluding business loans) and (ii) debt that has been previously disclosed to Party A and to which Party A has provided prior written consent.

2.1.5
Party C shall operate in the normal course of business to maintain the value of its assets and shall not take any action which shall materially adversely influence its business operations or the value of its assets.

2.1.6
Without the prior written consent of Party A, Party C shall not enter into any material agreement outside the normal course of business.  For the purposes of this Agreement, an agreement involving an amount in excess of RMB100, 000 shall be deemed a material agreement.

2.1.7	Without the prior written consent of Party A, Party C shall not provide any loans or credit to any third party.

2.1.8	At the request of Party A, Party C shall provide Party A with any and all materials relating to the business operation and financial status of Party C.

2.1.9
Party C shall purchase business insurance from an insurance company acceptable to Party A and shall maintain such insurance. The amount and kind of such insurance shall be similar to insurance carried by other companies which operate similar businesses and possess similar assets in the same geographic area.

2.1.10	Without the prior written consent of Party A, Party C shall not merge with, make an investment in, combine with or purchase the equity or substantially all the assets of any other entity.

2.1.11	Party C shall inform Party A of any actual or threatened litigation, arbitration, or administrative procedures relating to the assets, business and beneficial rights of Party C.

2.1.12
In order to maintain Party C’s ownership of all its assets, Party C shall execute all necessary or proper documents, take all necessary or proper actions, substitute all necessary or proper claims, and make all necessary or proper answer to all compensation claims.

2.1.13
Without the prior written consent of Party A, Party C shall not grant any dividend to its shareholders. However, once requested by Party A, Party C shall immediately distribute all distributable profits to its shareholders.

2.2	Covenants of Party B

2.2.1
Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of any right or interest relating to the Equity Interest, or allow any creation of any other Security Interest or encumbrance on the Equity Interest (excluding the security interest under this Agreement and the Equity Interest Pledge Agreement).

2.2.2
Party B shall use its best efforts to prevent the other shareholders of Party C, if any, from adopting resolutions relating to the sale, transfer, mortgage, disposal of any rights or interests relating to the Equity Interest, or allowing any creation of any other Security Interest or encumbrance on the Equity Interest without the prior written consent of Party A (excluding the security interest under this Agreement and the Equity Interest Pledge Agreement).

2.2.3
Party B shall use its reasonable best efforts to prevent the other shareholders of Party C, if any, from approving resolutions relating to Party C’s merger with, combination with, purchase of, or investment in any other entity without the prior written consent of Party A.

2.2.4	Party B shall inform Party A immediately of any actual or threatened litigation, arbitration, or administrative procedure relating to the Equity Interest.

2.2.5	Party B shall use its reasonable best efforts to ensure that the other shareholders of Party C, if any, approve the transfer of the Equity Interest as set out in this Agreement.

2.2.6
In order to keep the ownership of the Equity Interest, Party B shall execute all necessary or proper documents, take all necessary or proper actions, substitute all necessary or proper claims, and make all necessary or proper responses to all compensation claims.

2.2.7	Upon the request of Party A from time to time, Party B shall immediately transfer the Equity Interest to Party A or the Specified Person pursuant to the terms of this Agreement.

2.2.8
Party B shall strictly comply with this Agreement and any other agreements which may be entered into by and among Party B, Party C, and Party A collectively or separately, and shall perform its obligations under this Agreement, and shall not take any actions which shall affect the validity and enforceability of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1	Party B and Party C, jointly and severally, make the following representations to Party A on the date of this Agreement and the date of each Equity Transfer Contract:

3.1.1
Each such party has the power to enter into and deliver this Agreement and the Equity Transfer Contract to be executed by it for each transfer of the Equity Interest, and each such Party has the power and capacity to perform its obligations under this Agreement and the Equity Transfer Contract.  Upon the execution of this Agreement and the Equity Transfer Contract, such documents shall constitute valid and legally binding documents and may be enforceable in accordance therewith.

3.1.2
Neither the execution and delivery of this Agreement or any Equity Transfer Contract, nor performance of the obligations under this Agreement or any Equity Transfer Contract will: (i) violate any applicable PRC law; (ii) conflict with such Party’s Articles of Association or other organizational documents; (iii) breach any contract or document which such Party is a party to or which is binding upon such Party; (iv) violate any acquired permit, approval or any valid qualification; or (v) result in the termination or revocation or additional conditions to the acquired permit approval or qualification.

3.1.3
Party C maintains full and transferable ownership of all of its assets.  Except for the pledge incurred by this Agreement and the pledge of the Equity Interest incurred by the Equity Interests Pledge Agreement, there is no other pledge and/or mortgage on the Equity Interest.

3.1.4
Party C has no outstanding debt except for (i) debts, which were incurred during the ordinary course of business; and (ii) debt that has been previously disclosed to Party A and to which Party A has provided written consent.

3.1.5
Party C is in compliance with all applicable laws and regulations. There is no actual, pending or potential litigation, arbitration, or administrative procedures relating to the Equity Interest, the assets of Party C or other matters relating to Party C.

ARTICLE IV

EFFECTIVE DATE

4.1
This Agreement shall be executed and come into effect as of the date first set forth above.  This Agreement shall expire on the date that is twenty years following the date hereof, and this Agreement may be extended prior to termination upon written agreement executed by each Party.

ARTICLE V

GOVERNING LAW AND DISPUTE SETTLEMENT

5.1	Governing Law

This Agreement shall be governed by and interpreted according to the laws of the PRC.

5.2	Dispute Settlement

The Parties shall negotiate in good faith to settle any dispute relating to the interpretation or implementation of this Agreement.  To the extent such dispute cannot be settled within thirty (30) days from the date a Party first issues written notice requesting settlement of a dispute through negotiation, either Party may submit the dispute to the China International Economic and Trade Arbitration Committee for arbitration according to the requisite arbitration rules.  The arbitration shall be held in Beijing.  The arbitration proceedings shall be conducted in Chinese.  The arbitration award is final and binding on each party.

ARTICLE VI

TAX AND EXPENSES

6.1	Each Party shall bear any and all burden of its own taxes, costs and expenses under PRC law relating to the preparation and execution of this Agreement and each Equity Transfer Contract.

ARTICLE VII

NOTICE

7.1
Any notice or other communication under this Agreement shall be in Chinese and be sent to the recipient at its address first above written or such other address as may be designated from time to time by hand delivery, mail or facsimile.  Any notice required or given hereunder shall be deemed to have been served: (a) on the same date if sent by hand delivery; (b) on the tenth day if sent by prepaid air-mail, or on the fourth day if sent by the professional hand delivery which is acknowledged worldwide; and (c) the receipt date displayed on the transmission confirmation notice if sent by facsimile.

ARTICLE VIII

CONFIDENTIALITY

8.1
The Parties acknowledge and confirm that any oral or written information relating to this Agreement communicated among the Parties shall be deemed to be confidential information (“Confidential Information”).  The Parties shall keep such Confidential Information confidential and shall not disclose it to any third party without written consent from of the other Parties except that the following information shall be excluded from the definition of Confidential Information: (a) information that is publicly available or will become publicly available so long as it is not disclosed by the Party receiving such Confidential Information; (b) information that is disclosed in accordance with applicable laws or regulations; or (c) a Party may disclose Confidential Information to its attorney or financial advisor so long as such attorney or legal advisor needs to access such information and agrees to keep such information confidential.  The disclosure by an employee or agent of a Party shall be deemed to be disclosure by the Party itself, and the Party shall undertake liability therefor.  The Parties agree that the provisions of this Article shall survive notwithstanding the termination of this Agreement.

ARTICLE IX

FURTHER ASSURANCE

9.1
The Parties agree that they will execute any and all necessary documents required for the purpose of performing this Agreement and will execute any documents and take any actions which are beneficial for purposes of this Agreement.

ARTICLE X

MISCELLANEOUS

10.1	Amendment and supplementation

Any revision to, amendment of or supplement to this Agreement must be in writing and be executed by each Party hereto.

10.2	Compliance with laws and regulations

The Parties shall comply with all applicable PRC laws and regulations which have been formally issued.

10.3	Entire agreement

Unless it is otherwise revised, amended or supplemented, this Agreement and its appendices constitute the entire agreement among the Parties as to the subject matter of this Agreement, and supersede any prior oral or written negotiations, statements or agreements among the parties relating thereto.

10.4	Headings

Headings in this Agreement are only used for reading convenience, and shall not be used to interpret, explain or otherwise influence the meaning of the provisions of this Agreement.

10.5	Language

This Agreement is made in Chinese and English in one or more original or facsimile counterparts.  The Chinese version will prevail in the event of any inconsistency between the English and any Chinese translations thereof.

10.6	Severability

If any of the terms of this Agreement is declared invalid, illegal or unenforceable in accordance with any applicable laws or regulations, the validity and enforceability of the other terms hereof shall nevertheless remain unaffected.  The Parties hereto agree to negotiate to restructure such invalid, illegal or unenforceable terms so as to maintain the same or similar economic impact.

10.7	Successor

This Agreement shall bind the permitted transferee or successor of each Party and shall be interpreted for its benefit.

10.8	Survival

10.8.1	Any duties occurred in relation to the Agreement prior to termination or expiration shall continue to be effective after expiration or termination of the Agreement.

10.8.2	The provisions of Articles 5, 7, 8 and 10.8 shall survive the termination of this Agreement.

10.9	Waiver

Each Party may waive the terms and conditions under this Agreement in writing.  Such waiver must be duly signed by such Party.  Any waiver relating to the breach of the other Party in certain circumstance shall not be deemed as a waiver for a similar breach in other circumstances.

[Remainder of Page Left Intentionally Blank – Signature Page Follows]

[Exclusive Equity Interest Purchase Agreement –Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Party A: Beijing Binhai Yintai Technology Co., Ltd.
By:	/s/ Yang Chunbin
Name:	Yang Chunbin
Its:	Legal Representative

Party B:

（1）YANG Chunbin    /s/ Yang Chunbin

（2）SUN Tongjiang     /s/ Sun Tongjiang

（3）LIU Shangxue    /s/ Liu Shangxue

（4）CUI Xiusheng    /s/ Cui Xiusheng

（5）LU Junyou    /s/ Lu Junyou

（6）WANG Yunyu    /s/ Wang Yunyu

（7）MU Zuolei    /s/ Mu Zuolei

（8）MU Sisheng    /s/ Mu Sisheng

（9）HOU Junhua    /s/ Hou Junhua

（10）CUI Huabei    /s/ Cui Huabei

（11）XU Xiuzhi    /s/ Xu Xiuzhi

（12）XU Dayong    /s/ Xu Dayong

（13）WANG Bintang    /s/ Wang Bintang

（14）LIU Zhixia    /s/ Liu Zhixia

（15）CUI Tongjing    /s/ Cui Tongjing

（16）XU Shigang   /s/ Xu Shigang

（17）CUI Tonglin    /s/ Cui Tonglin

（18）XU Jieguo    /s/ Xu Jieguo

（19）WANG Chuanqiang    /s/ Wang Chuanqiang

（20）SUN Zhipeng    /s/ Sun Zhipeng

（21）SHEN Zhaofa    /s/ Shen Zhaofa

（22）LU Junping    /s/ Lu Junping

（23）XU Jiechang    /s/ Xu Jiechang

（24）Zhu Yuanhong    /s/ Zhu Yuanhong

（25）ZHU Jiuquan    /s/ Zhu Jiuquan

（26）LIN Chunhui    /s/ Lin Chunhui

（27）CUI Zhuande    /s/ Cui Zhuande

（28）WANG Xinhua    /s/ Wang Xinhua

（29）ZHU Linsheng    /s/ Zhu Linsheng

（30） WU Jincai    /s/ Wu Jincai

（31）YANG Xiaoyang    /s/ Yang Xiaoyang

（32）YANG Chunxiang    /s/ Yang Chunxiang

（33）ZHU Xiaolei    /s/ Zhu Xiaolei

Party C: Shandong Haiwang Chemical Stock Co., Ltd.

By:	/s/ Yang Chunbin
Name:	Yang Chunbin
Its:	Legal Representative

Appendix 1

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 46.9772% equity interest in the Company. I, together with the other shareholders, SUN Tongjiang, LIU Shangxue, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company.  I hereby irrevocably waive any pre-emptive right I may have upon the other 53.0338% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

YANG Chunbin
/s/ Yang Chunbin

Appendix 2

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 13.8675% equity interest in the Company. I, together with the other shareholders, YANG Chunbin, LIU Shangxue, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company.  I hereby irrevocably waive any pre-emptive right I may have upon the other 86.1325% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

SUN Tongjiang
/s/ Sun Tongjiang

Appendix 3

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 12.3267% equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company.  I hereby irrevocably waive any pre-emptive right I may have upon the other 87.6733% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

LIU Shangxue
/s/ Liu Shangxue

Appendix 4

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 12.3267% equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, LIU Shangxue, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company.  I hereby irrevocably waive any pre-emptive right I may have upon the other 87.6733% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

CUI Xiusheng
/s/ Cui Xiusheng

Appendix 5

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 1.3867% equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LIU Shangxue, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company.  I hereby irrevocably waive any pre-emptive right I may have upon the other 98.6133% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

LU Junyou
/s/ Lu Junyou

Appendix 6

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 1.1556% equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, LIU Shangxue, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company.  I hereby irrevocably waive any pre-emptive right I may have upon the other 98.8444% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

WANG Yunyu
/s/ Wang Yunyu

Appendix 7

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, LIU Shangxue, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

MU Zuolei
/s/ Mu Zuolei

Appendix 8

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, LIU Shangxue, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

MU Sisheng
/s/ Mu Sisheng

Appendix 9

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, LIU Shangxue, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

HOU Junhua
/s/ Hou Junhua

Appendix 10

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, LIU Shangxue, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

CUI Huabei
/s/ Cui Huabei

Appendix 11

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, LIU Shangxue, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

XU Xiuzhi
/s/ Xu Xiuzhi

Appendix 12

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, LIU Shangxue, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

XU Dayong
/s/ Xu Dayong

Appendix 13

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, LIU Shangxue, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

WANG Bintang
/s/ Wang Bintang

Appendix 14

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Shangxue, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

LIU Zhixia
/s/ Liu Zhixia

Appendix 15

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, LIU Shangxue, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

CUI Tongjing
/s/ Cui Tongjing

Appendix 16

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, LIU Shangxue, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

XU Shigang
/s/ Xu Shigang

Appendix 17

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, LIU Shangxue, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

CUI Tonglin
/s/ Cui Tonglin

Appendix 18

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, LIU Shangxue, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

XU Jieguo
/s/ Xu Jieguo

Appendix 19

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, LIU Shangxue, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

WANG Chuanqiang
/s/ Wang Chuanqiang

Appendix 20

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, LIU Shangxue, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

SUN Zhipeng
/s/ Sun Zhipeng

Appendix 21

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, LIU Shangxue, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

SHEN Zhaofa
/s/ Shen Zhaofa

Appendix 22

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LIU Shangxue, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

LU Junping
/s/ Lu Junping

Appendix 23

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, LIU Shangxue, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

XU Jiechang
/s/ Xu Jiechang

Appendix 24

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, LIU Shangxue, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

Zhu Yuanhong
/s/ Zhu Yuanhong

Appendix 25

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, LIU Shangxue, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

ZHU Jiuquan
/s/ Zhu Jiuquan

Appendix 26

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIU Shangxue, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

LIN Chunhui
/s/ Lin Chunhui

Appendix 27

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, LIU Shangxue, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

CUI Zhuande
/s/ Cui Zhuande

Appendix 28

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, LIU Shangxue, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

WANG Xinhua
/s/ Wang Xinhua

Appendix 29

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.3852%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, LIU Shangxue, Wu Jincai, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.6148% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

Zhu Linsheng
/s/ Zhu Linsheng

Appendix 30

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 1%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, LIU Shangxue, YANG Xiaoyang, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

Wu Jincai
/s/ Wu Jincai

Appendix 31

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 1%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, LIU Shangxue, YANG Chunxiang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

YANG Xiaoyang
/s/ Yang Xiaoyang

Appendix 32

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 1%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, LIU Shangxue, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, ZHU Xiaolei collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

YANG Chunxiang
/s/ Yang Chunxiang

Appendix 33

Announcement Letter

Shandong Haiwang Chemical Stock Co., Ltd. (hereinafter referred to as “Company”) is a joint stock company duly established and valid existing under the laws of the PRC.  I, as a shareholder of the company, hold a 0.1%equity interest in the Company. I, together with the other shareholders, YANG Chunbin, SUN Tongjiang, CUI Xiusheng, LU Junyou, WANG Yunyu, MU Zuolei, MU Sisheng, HOU Junhua, CUI Huabei, XU Xiuzhi, XU Dayong, WANG Bintang, LIU Zhixia, CUI Tongjing, XU Shigang, CUI Tonglin, XU Jieguo, LIU Shangxue, WANG Chuanqiang, SUN Zhipeng, SHEN Zhaofa, LU Junping, XU Jiechang, Zhu Yuanhong, ZHU Jiuquan, LIN Chunhui, CUI Zhuande, WANG Xinhua, Zhu Linsheng, Wu Jincai, YANG Xiaoyang, YANG Chunxiang collectively hold a 100% equity interest in the Company. I hereby irrevocably waive any pre-emptive right I may have upon the other 99.99% equity interest in the Company and will not encumber the transfer of the equity interest you proposed in any way.

This Announcement Letter is effective as of February 1, 2011.

ZHU Xiaolei
/s/ Zhu Xiaolei